Exhibit 99.2                     WaFd Inc. Announces Annual and Fourth Quarter 2025 Results
WaFd, Inc.
Fact Sheet
September 30, 2025
($ in Thousands)

	As of 03/25		As of 06/25		As of 09/25
Allowance for Credit Losses (ACL) - Total	$222,709		$219,268		$221,220
ACL - Loans	202,709		198,768		199,720
ACL - Unfunded Commitments	20,000		20,500		21,500
Total ACL as a % of Gross Loans	1.01%		1.03%		1.04%

Active Loan Types	03/25 QTR	03/25 YTD	06/25 QTR	06/25 YTD	09/25 QTR	09/25 YTD
Originations
Multi-Family	$24,464	$30,852	$5,534	$36,386	$67,649	$104,035
Commercial Real Estate	82,295	130,021	44,078	174,099	210,650	384,749
Commercial & Industrial	429,009	834,886	324,898	1,159,784	507,280	1,667,064
Construction	171,344	334,006	205,809	539,815	498,368	1,038,182
Land - Acquisition & Development	24,474	32,408	18,592	51,000	43,864	94,864
Consumer	60,830	105,808	56,173	161,981	44,962	206,943
	$792,416	$1,467,981	$655,084	$2,123,065	$1,372,773	$3,495,837
Repayments & Payoffs
Multi-Family	$80,455	$143,591	$158,024	$301,615	$74,857	$376,472
Commercial Real Estate	106,057	220,236	153,541	373,777	187,130	560,907
Commercial & Industrial	476,377	814,382	465,037	1,279,419	408,027	1,687,446
Construction	164,167	280,498	290,942	571,440	459,122	1,030,562
Land - Acquisition & Development	25,047	55,007	21,063	76,070	40,407	116,477
Consumer	44,880	87,987	64,964	152,951	55,707	208,658
	$896,983	$1,601,701	$1,153,571	$2,755,272	$1,225,250	$3,980,522
Inactive Loan Types
Originations
Single-Family Residential	$48,088	$204,205	$7,481	$211,686	$—	$211,686
Construction - Custom	28,986	79,995	—	79,995	15,840	95,835
Land - Consumer Lot Loans	2,372	7,340	—	7,340	—	7,340
HELOC	41,897	84,927	34,466	119,393	26,108	145,501
	$121,343	$376,467	$41,947	$418,414	$41,948	$460,362
Repayments & Payoffs
Single-Family Residential	$232,447	$447,173	$242,950	$690,123	$226,780	$916,903
Construction - Custom	14,704	36,230	30,446	66,676	10,467	77,143
Land - Consumer Lot Loans	7,104	13,660	5,895	19,555	7,286	26,841
HELOC	32,659	66,707	46,221	112,928	30,839	143,767
	$286,914	$563,770	$325,512	$889,282	$275,372	$1,164,654

Purchased Loans	$3,847	$105,863	$3,960	$109,823	$3,246	$113,069

Weighted Average Rate on Originations	7.12%		7.22%		6.87%
Weighted Average Rate on Payoffs	6.74%		6.25%		6.35%

Net Loan Fee Accretion	$3,192	$6,262	$3,093	$9,355	$3,515	$12,870
Net Discount Accretion on Acquired Loans	$6,447	$13,377	$6,512	$19,889	$5,242	$25,131

WaFd Fact Sheet Q4 2025	1

Exhibit 99.2                     WaFd Inc. Announces Annual and Fourth Quarter 2025 Results
WaFd, Inc.
Fact Sheet
September 30, 2025
($ in Thousands)

	As of 03/25		As of 06/25		As of 09/25
Loans Receivable by Category	Amount	%	Amount	%	Amount	%
Multi-Family	$4,967,125	22.4%	$4,881,996	22.8%	$4,718,480	22.2%
Commercial Real Estate	3,665,363	16.6	3,615,077	17.0	3,604,600	17.0
Commercial & Industrial	2,389,025	10.7	2,295,802	10.7	2,392,685	11.2
Construction	1,791,886	8.1	1,540,474	7.2	1,756,890	8.2
Land - Acquisition & Development	178,114	0.8	175,643	0.8	179,099	0.8
Single-Family Residential	8,401,084	37.9	8,231,623	38.5	8,053,771	37.9
Construction - Custom	287,461	1.3	188,109	0.9	150,237	0.7
Land - Consumer Lot Loans	102,475	0.5	96,582	0.5	89,298	0.4
HELOC	284,295	1.3	272,614	1.3	267,871	1.3
Consumer	91,899	0.4	69,912	0.3	61,461	0.3
	22,158,727	100%	21,367,832	100%	21,274,392	100%
Less:
Loans in Process	798,996		673,338		773,606
Net Deferred Fees, Costs and Discounts	237,021		218,562		212,448
Loans at Amortized Cost	21,122,710		20,475,932		20,288,338

Less:
Allowance for Credit Losses (ACL) - Loans	202,709		198,768		199,720
Net Loans	$20,920,001		$20,277,164		$20,088,618

Net Loan Portfolio by Category	Amount	%	Amount	%	Amount	%
Multi-Family	$4,840,784	23.1%	$4,753,223	23.5%	$4,605,368	23.0%
Commercial Real Estate	3,601,008	17.2	3,550,119	17.5	3,546,962	17.7
Commercial & Industrial	2,324,598	11.1	2,235,310	11.0	2,327,200	11.6
Construction	1,191,930	5.7	1,018,588	5.0	1,086,965	5.4
Land - Acquisition & Development	129,358	0.6	123,627	0.6	133,027	0.6
Single-Family Residential	8,223,356	39.3	8,068,150	39.8	7,898,051	39.3
Construction - Custom	136,424	0.7	94,625	0.5	77,633	0.4
Land - Consumer Lot Loans	99,370	0.4	93,659	0.4	86,591	0.3
HELOC	284,970	1.4	273,155	1.4	268,218	1.4
Consumer	88,203	0.4	66,708	0.3	58,603	0.3
	$20,920,001	100%	$20,277,164	100%	$20,088,618	100%

Loan Contractual Term to Maturity or Repricing[1]	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$7,147,953	7.15%	$7,703,535	6.93%	$7,597,733	6.74%
From 4 to 6 months	410,864	5.69	287,877	4.63	510,018	5.22
From 7 to 9 months	341,198	4.70	401,319	4.77	458,216	4.54
From 10 to 12 months	377,179	4.76	376,346	4.46	560,805	4.37
1 to 3 years	3,063,242	4.22	2,728,113	4.22	2,427,306	4.30
3 to 5 years	1,811,205	4.94	1,743,810	4.98	1,790,498	5.14
More than 5 years	7,971,069	4.22	7,234,933	4.20	6,943,762	4.20
Total	$21,122,710	5.32%	$20,475,933	5.32%	$20,288,338	5.28%
[1]Includes the effect of derivatives.

WaFd Fact Sheet Q4 2025	2

Exhibit 99.2                     WaFd Inc. Announces Annual and Fourth Quarter 2025 Results
WaFd, Inc.
Fact Sheet
September 30, 2025
($ in Thousands)

	As of 03/25		As of 06/25		As of 09/25
Loans by State	Amount	%	Amount	%	Amount	%
Washington	$5,726,161	27.1%	$5,590,478	27.3%	$5,593,068	27.6%
Idaho	935,583	4.4	927,628	4.5	916,571	4.5
Oregon	2,505,629	11.9	2,498,467	12.2	2,467,622	12.2
Utah	2,129,700	10.1	1,980,098	9.7	1,905,473	9.4
Nevada	786,919	3.6	774,624	3.8	809,737	4.0
Texas	2,417,928	11.4	2,390,479	11.7	2,313,800	11.4
Arizona	2,355,148	11.1	2,299,764	11.2	2,302,659	11.3
New Mexico	802,884	3.8	791,212	3.9	791,414	3.9
California	2,979,107	14.1	2,891,410	14.1	2,833,719	14.0
Other	483,651	2.3	331,773	1.6	354,275	1.7
Total	$21,122,710	100%	$20,475,933	100%	$20,288,338	100%

Non-Performing Assets	Amount	%	Amount	%	Amount	%
Non-accrual loans:
Multi-Family	$10,477	17.5%	$11,601	14.1%	$19,121	15.0%
Commercial Real Estate	29,320	49.0	46,720	56.5	69,972	54.4
Commercial & Industrial	—	—	33	—	11,047	8.6
Construction	—	—	3,400	4.1	3,400	2.6
Land - Acquisition & Development	—	—	—	—	—	—
Single-Family Residential	18,734	31.3	19,246	23.3	23,741	18.4
Construction - Custom	847	1.4	847	1.0	760	0.6
Land - Consumer Lot Loans	8	—	8	—	23	—
HELOC	300	0.5	662	0.8	412	0.3
Consumer	200	0.3	179	0.2	152	0.1
Total non-accrual loans	59,886	100%	82,696	100%	128,628	100.0%
Real Estate Owned	7,688		11,154		11,084
Other Property Owned	3,310		3,310		3,310
Total non-performing assets	$70,884		$97,160		$143,022

Non-accrual loans as % of total net loans	0.29%		0.41%		0.64%
Non-performing assets as % of total assets	0.26%		0.36%		0.54%

Net Charge-offs (Recoveries) by Category	03/25 QTR	CO % (a)	06/25 QTR	CO % (a)	09/25 QTR	CO % (a)
Multi-Family	$—	—%	$373	0.03%	$182	0.02%
Commercial Real Estate	4,223	0.46	5,097	0.56	—	—
Commercial & Industrial	198	0.03	(89)	(0.02)	577	0.10
Construction	—	—	—	—	—	—
Land - Acquisition & Development	(8)	(0.02)	(6)	(0.01)	(7)	(0.02)
Single-Family Residential	331	0.02	(105)	(0.01)	(4)	—
Construction - Custom	—	—	(2)	—	(2)	(0.01)
Land - Consumer Lot Loans	—	—	—	—	—	—
HELOC	—	—	(1)	—	(1)	—
Consumer	319	1.39	174	1.00	303	1.97
Total net charge-offs (recoveries)	$5,063	0.09%	$5,441	0.10%	$1,048	0.02%
(a)Annualized Net Charge-offs (recoveries) divided by Gross Balance

WaFd Fact Sheet Q4 2025	3

Exhibit 99.2                     WaFd Inc. Announces Annual and Fourth Quarter 2025 Results
WaFd, Inc.
Fact Sheet
September 30, 2025
($ in Thousands)

	03/25 QTR	03/25 YTD	06/25 QTR	06/25 YTD	09/25 QTR	09/25 YTD
Efficiency
Operating Expenses/Average Assets	1.53%	1.58%	1.56%	1.57%	1.61%	1.58%
Efficiency Ratio (%)	58.31%	61.59%	56.01%	59.66%	56.82%	58.92%
Amortization of Intangibles	$2,553	$5,308	$2,369	$7,677	$2,198	$9,875

EOP Numbers
Shares Issued and Outstanding	80,758,674		79,130,276		78,186,520

Share repurchase information
Remaining shares authorized for repurchase	10,777,898		9,129,488		8,162,654
Shares repurchased	726,082	815,610	1,662,508	2,478,118	969,653	3,447,771
Average share repurchase price	$29.39	$30.35	$29.08	$29.49	$29.74	$29.56

Tangible Common Shareholders' Book Value	As of 03/25	As of 06/25	As of 09/25
$ Amount	$2,285,960	$2,270,034	$2,297,482
Per Share	28.31	28.69	29.38

# of Employees	2,018	2,004	1,979

Investments
Available-for-sale:
Agency MBS	$2,074,672	$2,411,707	$2,603,153
Other	1,068,091	975,790	930,048
	$3,142,763	$3,387,497	$3,533,201
Held-to-maturity:
Agency MBS	$526,502	$512,854	$645,802
	$526,502	$512,854	$645,802

	03/25 QTR	03/25 YTD	06/25 QTR	06/25 YTD	09/25 QTR	09/25 YTD
MBS Repayments	$59,306	$127,593	$94,310	$221,903	$113,640	$335,543
MBS Net Premium Amortization	$877	$1,311	$1,014	$2,325	$2,796	$5,121

WaFd Fact Sheet Q4 2025	4

Exhibit 99.2                     WaFd Inc. Announces Annual and Fourth Quarter 2025 Results
WaFd, Inc.
Fact Sheet
September 30, 2025
($ in Thousands)

	As of 03/25			As of 06/25			As of 09/25
Deposits & Branches by State	Amount	%	#	Amount	%	#	Amount	%	#
Washington	$8,723,693	40.7%	73	$8,716,662	40.8%	73	$8,685,124	40.5%	73
Idaho	949,570	4.4	21	933,759	4.4	21	935,047	4.4	21
Oregon	2,798,850	13.1	36	2,779,995	13.0	36	2,724,526	12.7	36
Utah	601,503	2.8	9	619,203	2.9	9	601,054	2.8	9
Nevada	538,439	2.5	8	547,488	2.5	8	559,906	2.5	8
Texas	398,210	1.9	5	524,380	2.4	5	760,636	3.6	5
Arizona	1,676,939	7.8	28	1,666,381	7.8	28	1,641,460	7.7	28
New Mexico	1,666,280	7.8	19	1,711,722	8.0	18	1,802,886	8.4	18
California	4,073,942	19.0	10	3,886,981	18.2	10	3,726,997	17.4	10
Total	$21,427,426	100%	209	$21,386,571	100%	208	$21,437,636	100%	208

Deposits by Type	Amount	%		Amount	%		Amount	%
Non-Interest Checking	$2,400,172	11.2%		$2,487,816	11.6%		$2,567,539	12.0%
Interest Checking	4,625,596	21.6		4,705,457	22.0		4,865,808	22.7
Savings	715,199	3.4		703,085	3.4		701,558	3.3
Money Market	4,113,017	19.2		4,072,766	19.0		4,171,627	19.4
Time Deposits	9,573,442	44.7		9,417,447	44.0		9,131,104	42.6
Total	$21,427,426	100%		$21,386,571	100%		$21,437,636	100%

Deposits Uninsured & Non-collateralized - EOP	$5,490,142	25.6%		$5,094,400	23.8%		$5,302,026	24.7%

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$3,380,830	4.31%		$3,287,622	4.21%		$3,426,185	3.79%
From 4 to 6 months	3,153,646	4.23%		3,340,791	3.79%		2,367,760	3.82%
From 7 to 9 months	1,412,021	3.86%		1,157,423	3.73%		2,426,103	3.85%
From 10 to 12 months	962,710	3.39%		1,253,435	3.73%		507,109	3.54%

Borrowings (Effective Maturity)	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$1,750,000	4.50%		$925,000	4.49%		$730,000	4.30%
From 4 to 6 months	—	—%		—	—%		100,000	1.46%
From 7 to 9 months	—	—%		100,000	1.60%		—	—%
From 10 to 12 months	100,000	1.67%		—	—%		117,041	4.64%
1 to 3 years	95,193	4.66%		96,112	4.66%		—	—%
3 to 5 years	18,565	0.04%		18,564	0.04%		18,563	0.04%
More than 5 years	851,180	0.95%		851,411	0.86%		851,645	0.83%
Total	$2,814,938			$1,991,087			$1,817,249

	03/25 QTR	03/25 YTD	06/25 QTR	06/25 YTD	09/25 QTR	09/25 YTD
Net Premium(Discount) Amortization on Acquired Deposits and Borrowings	$(1,811)	$(4,731)	$(1,149)	$(5,880)	$(1,162)	$(7,042)

WaFd Fact Sheet Q4 2025	5

Exhibit 99.2                     WaFd Inc. Announces Annual and Fourth Quarter 2025 Results
WaFd, Inc.
Fact Sheet
September 30, 2025
($ in Thousands)

Interest Rate Risk(b)	As of 03/25	As of 06/25	As of 09/25
NPV post up 100 bps shock	10.0%	10.6%	10.9%
NPV post down 100 bps shock	12.2%	12.6%	12.9%
Change in NII after up 100 bps shock	0.5%	1.1%	(0.1%)
Change in NII after down 100 bps shock	4.4%	4.0%	4.8%
(b)Assumes no balance sheet management actions taken.

Historical CPR Rates (c)
Average for Quarter Ended:	WAFD SFR Mortgages	WAFD GSE MBS
9/30/2023	7.0%	14.5%
12/31/2023	6.6%	9.7%
3/31/2024	4.8%	8.7%
6/30/2024	6.6%	12.0%
9/30/2024	8.6%	12.9%
12/31/2024	8.1%	12.7%
3/31/2025	8.1%	9.1%
6/30/2025	9.0%	12.5%
9/30/2025	7.5%	13.7%
(c)The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

WaFd Fact Sheet Q4 2025	6

Exhibit 99.2                     WaFd Inc. Announces Annual and Fourth Quarter 2025 Results
WaFd, Inc.
Fact Sheet
September 30, 2025
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	March 31, 2025			June 30, 2025			September 30, 2025
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets
Loans receivable	$20,918,986	$282,077	5.47%	$20,592,807	$279,476	5.44%	$20,143,956	$271,787	5.35%
Mortgage-backed securities	2,369,535	23,926	4.10	2,708,789	27,855	4.12	3,095,991	32,953	4.22
Cash & investments	2,216,944	27,631	5.05	1,683,378	21,544	5.13	1,506,416	19,284	5.08
FHLB Stock	123,346	2,450	8.06	106,816	2,839	10.66	89,504	2,510	11.13

Total interest-earning assets	25,628,811	336,084	5.32%	25,091,790	331,714	5.30%	24,835,867	326,534	5.22%
Other assets	1,742,509			1,721,710			1,704,915
Total assets	$27,371,320			$26,813,500			$26,540,782

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$18,881,290	151,948	3.26%	$18,769,137	146,735	3.14%	$18,749,992	143,874	3.04%
Borrowings	2,723,664	23,226	3.46	2,226,086	16,991	3.06	1,848,601	12,754	2.74

Total interest-bearing liabilities	21,604,954	175,174	3.29%	20,995,223	163,726	3.13%	20,598,593	156,628	3.02%
Noninterest-bearing customer accounts	2,448,965			2,493,365			2,605,377
Other liabilities	278,380			294,167			313,714
Total liabilities	24,332,299			23,782,755			23,517,684
Shareholders’ equity	3,039,021			3,030,745			3,023,098
Total liabilities and equity	$27,371,320			$26,813,500			$26,540,782

Net interest income/interest rate spread		$160,910	2.03%		$167,988	2.17%		$169,906	2.20%

Net interest margin(1)			2.55%			2.69%			2.71%
(1)Annualized net interest income divided by average interest-earning assets

WaFd Fact Sheet Q4 2025	7

Exhibit 99.2                     WaFd Inc. Announces Annual and Fourth Quarter 2025 Results
WaFd, Inc.
Fact Sheet
September 30, 2025
Average Balance Sheet
($ in Thousands)

	Year Ended
	September 30, 2024			September 30, 2025
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets
Loans receivable	$20,500,281	$1,165,849	5.69%	$20,651,307	$1,119,937	5.42%
Mortgage-backed securities	1,597,566	59,782	3.74	2,514,511	103,071	4.10
Cash & investments	2,330,505	133,608	5.73	2,065,658	106,400	5.15
FHLB Stock	131,313	12,471	9.50	106,338	10,041	9.44

Total interest-earning assets	24,559,665	1,371,710	5.59%	25,337,814	1,339,449	5.29%
Other assets	1,682,721			1,718,680
Total assets	$26,242,386			$27,056,494

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$16,327,208	532,434	3.26%	$18,735,390	604,707	3.23%
Borrowings	4,242,431	178,444	4.21	2,423,244	80,507	3.32

Total interest-bearing liabilities	20,569,639	710,878	3.46%	21,158,634	685,214	3.24%
Noninterest-bearing customer accounts	2,593,567			2,518,248
Other liabilities	322,071			352,673
Total liabilities	23,485,277			24,029,555
Shareholders’ equity	2,757,109			3,026,939
Total liabilities and equity	$26,242,386			$27,056,494

Net interest income/interest rate spread		$660,832	2.13%		$654,235	2.05%

Net interest margin(1)			2.69%			2.58%
(1)Net interest income divided by average interest-earning assets

WaFd Fact Sheet Q4 2025	8

Exhibit 99.2                     WaFd Inc. Announces Annual and Fourth Quarter 2025 Results
WaFd, Inc.
Fact Sheet
September 30, 2025
Delinquency Summary
($ in Thousands)

				# of Loans
Type of Loans	#Loans	AVG Size		30	60	90	Total	% Based on #		% Based on $
September 30, 2025
Multi-Family	1,851	2,502	$4,631,321	—	3	4	7	0.38%	$20,644	0.45%
Commercial Real Estate	1,251	2,869	3,588,950	2	1	6	9	0.72	51,041	1.42
Commercial & Industrial	5,537	431	2,386,363	5	12	35	52	0.94	1,185	0.05
Construction	358	3,087	1,105,101	—	—	—	—	—	—	—
Land - Acquisition & Development	84	1,666	139,922	—	—	—	—	—	—	—
Single-Family Residential	20,773	382	7,936,931	55	20	65	140	0.67	46,088	0.58
Construction - Custom	134	584	78,243	—	—	1	1	0.75	760	0.97
Land - Consumer Lot Loans	874	101	88,696	2	1	3	6	0.69	332	0.37
HELOC	4,166	65	271,286	12	5	5	22	0.53	2,182	0.80
Consumer	6,620	9	61,525	25	14	45	84	1.27	353	0.57
	41,648	487	$20,288,338	101	56	164	321	0.77%	$122,585	0.60%

June 30, 2025
Multi-Family	1,872	2,553	$4,780,029	1	2	4	7	0.37%	$9,605	0.20%
Commercial Real Estate	1,276	2,815	3,592,395	3	1	4	8	0.63	4,743	0.13
Commercial & Industrial	5,338	429	2,292,082	10	16	22	48	0.90	835	0.04
Construction	371	2,792	1,035,701	—	—	—	—	—	—	—
Land - Acquisition & Development	77	1,689	130,035	—	—	—	—	—	—	—
Single-Family Residential	21,172	383	8,108,147	51	13	54	118	0.56	34,933	0.43
Construction - Custom	191	499	95,372	—	—	2	2	1.05	848	0.89
Land - Consumer Lot Loans	925	104	95,935	3	—	2	5	0.54	298	0.31
HELOC	4,314	64	276,278	11	2	4	17	0.39	2,182	0.79
Consumer	6,300	11	69,959	22	9	40	71	1.13	344	0.49
	41,836	489	$20,475,933	101	43	132	276	0.66%	$53,788	0.26%

March 31, 2025
Multi-Family	1,901	2,560	$4,867,340	12	—	3	15	0.79%	$15,220	0.31%
Commercial Real Estate	1,288	2,826	3,639,477	2	1	2	5	0.39	3,821	0.10
Commercial & Industrial	2,057	1,159	2,384,745	10	1	10	21	1.02	53	—
Construction	370	3,274	1,211,336	—	—	—	—	—	—	—
Land - Acquisition & Development	70	1,944	136,061	—	—	—	—	—	—	—
Single-Family Residential	21,516	384	8,264,318	46	15	60	121	0.56	34,312	0.42
Construction - Custom	266	517	137,501	—	—	2	2	0.75	848	0.62
Land - Consumer Lot Loans	976	104	101,784	1	—	2	3	0.31	175	0.17
HELOC	4,473	64	288,228	12	6	6	24	0.54	2,835	0.98
Consumer	8,463	11	91,920	22	18	42	82	0.97	683	0.74
	41,380	510	$21,122,710	105	41	127	273	0.66%	$57,947	0.27%

WaFd Fact Sheet Q4 2025	9